UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2022

HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland (Healthcare Trust of America, Inc.)	001-35568	20-4738467
Delaware (Healthcare Trust of America Holdings, LP)	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320 Scottsdale, Arizona 85254	(480) 998-3478
(Address of Principal Executive Office and Zip Code)	(Registrant’s telephone number, including area code)
www.htareit.com
(Internet address)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HTA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Trust of America, Inc.	☐	Emerging growth company
Healthcare Trust of America Holdings, LP	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐
Healthcare Trust of America Holdings, LP	☐

Item 7.01	Regulation FD Disclosure.
On February 28, 2022, Healthcare Trust of America, Inc., a Maryland corporation (the “Company”), and Healthcare Realty Trust Incorporated, a Maryland corporation (“HR”), issued a press release announcing, among other things, the execution of a definitive Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 28, 2022, among the Company, HR, Healthcare Trust of America Holdings, LP, a Delaware limited partnership (“HTA OP”), and HR Acquisition 2, LLC, a Maryland limited liability company (“Merger Sub”), to effect a strategic business combination of the Company and HR. The Merger Agreement provides for a reverse merger structure whereby Merger Sub will merge with and into HR, with HR continuing as the surviving corporation and a wholly owned subsidiary of the Company. Immediately following the merger, the Company will change its name to Healthcare Realty Trust Incorporated. A copy of the press release is attached hereto as
Exhibit 99.1
and is incorporated herein by reference.
On February 28, 2022, the Company posted an investor presentation on its website at www.htareit.com related to the proposed transaction. The presentation provides information on both the Company and HR and an overview of the strategic rationale for the transaction. The presentation is attached hereto as
Exhibit 99.2
.
The information furnished under this Item 7.01 of this Current Report on Form
8-K,
including
Exhibit 99.1
and
Exhibit 99.2
, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.
Forward Looking Statements
Certain statements contained in this Current Report
on Form 8-K constitute
forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, in particular, statements about expected exercises of rights of first offer and/or rights of first refusal by other parties, the Company’s plans, strategies, prospects, pending acquisitions, the potential impact of such acquisitions on the Company’s results of operations, future medical office building market performance and funding of acquisitions. Additionally, such statements are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially and in adverse ways from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of the Company’s performance in future periods. Forward-looking statements are generally identifiable by the use of such terms as “expect,” “project,” “may,” “should,” “could,” “would,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “opinion,” “predict,” “potential,” “pro forma” or the negative of such terms and other comparable terminology. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The
Company cannot guarantee the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and
the Company does not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.
Forward-looking statements regarding the Company and HR include, but are not limited to, statements related to the proposed transaction, including the anticipated timing, benefits and financial and operational impact thereof; HR’s expected financing for the transaction; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: the Company’s and HR’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of the Company and HR management from ongoing business operations; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that the Company’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain the expected financing to consummate the proposed transaction; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company following completion of the proposed transaction; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of the Company’s or HR’s common stock; the possibility that, if the Company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline; general adverse economic and local real estate conditions; the inability of significant tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; increases in interest rates; increases in operating expenses and real estate taxes; impairment charges; pandemics or other health crises, such as
COVID-19;
and other risks and uncertainties affecting the Company and HR, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s and HR’s SEC filings and reports, including the Company’s Annual Report on Form
10-K
for the year ended December 31, 2020, HR’s Annual Report on Form
10-
K for the year ended December 31, 2021, and other filings and reports by either company. Moreover, other risks and uncertainties of which the Company or HR are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company or HR on their respective websites or otherwise. Neither the Company nor HR undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.
Important Additional Information and Where to Find It
This communication relates to the proposed transaction pursuant to the terms of the Merger Agreement. In connection with the proposed transaction, the Company expects to file with the SEC a registration statement on Form
S-4
that will include a joint proxy statement of the Company and HR and that will also constitute a prospectus of the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM
S-4
AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HR, the Company, the Company OP, AND MERGER SUB AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.htareit.com or from HR at its website, www.healthcarerealty.com. Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at
www.htareit.com
under the heading Investor Relations or, alternatively, by directing a request to the Company at info@htareit.com or 16435 North Scottsdale Road, Suite 320, Scottsdale, Arizona 85254, telephone (480)
998-3478
and documents filed with the SEC by HR will be available free of charge by accessing HR’s website at www.healthcarerealty.com under the heading Investor Relations or, alternatively, by directing a request to HR at communications@healthcarerealty.com or 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, telephone: (615)
269-8175.
Participants in the Solicitation
The Company and HR and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the common stockholders of the Company and HR in respect of the proposed transaction under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement dated April 30, 2021 for its 2021 annual meeting of stockholders. Information about HR’s directors and executive officers is available in HR’s Annual Report on Form
10-K
for the year ended December 31, 2021, as filed with the SEC on February 22, 2022, and definitive proxy statement dated March 24, 2021 for its 2021 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/ prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction if and when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or HR using the sources indicated above.

No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 28, 2022

99.2	Investor Presentation

104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

Date: February 28, 2022	By:	/s/ Peter N. Foss
Name: Peter N. Foss

Title: Interim President and Chief Executive Officer

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,

its General Partner

Date: February 28, 2022	By:	/s/ Peter N. Foss
Name: Peter N. Foss

Title: Interim President and Chief Executive Officer